Page 1 CONSTELLIUM U.S. HOLDINGS I, LLC U.S. NONQUALIFIED DEFERRED COMPENSATION AND RESTORATION PLAN Amendment No. 2 Section 9.1 of the Constellium US Holdings I, LLC U.S. Nonqualified Deferred Compensation and Restoration Plan, effective as of January 1, 2019, as amended by the First Amendment to such plan, effective as of October 14, 2021 (as amended, the “Plan”) allows Constellium US Holdings I, LLC (the “Company”) to amend the Plan at any time. Accordingly, on the date last written below, the Plan is amended as set forth below, effective for Deferral Commitments submitted to the Committee on or after August 1, 2024 and for Company Contributions credited with respect to Plan Years commencing on or after January 1, 2025. Capitalized terms used but not defined herein shall have the respective meanings given to them in the Plan. 1. Section 2.1 of the Plan is hereby amended to read in its entirety as follows: “2.1. Account(s). "Account(s)" means the account or accounts maintained on the books of the Company used solely to calculate the amount payable to each Participant under this Plan and shall not constitute a separate fund of assets. Account( s) shall be deemed to exist from the time amounts are first credited to such Account(s) until such time that the entire Account balance has been distributed in accordance with this Plan. The Accounts available for each Participant under Deferral Commitments submitted prior to August 1, 2024 shall be identified as: a) a single Company Contribution Account b) a single Retirement Account; and, c) up to three (3) In-Service Accounts Each Participant may maintain up to three (3) In-Service Accounts based on selecting different times and/or forms of payment as selected under Article 5, below. Effective for Deferral Commitments submitted to the Committee on or after August 1, 2024, and for Company Contributions credited with respect to Plan Years commencing on or after January 1, 2025, the Accounts available to record elective deferrals and Company Contributions for each Participant shall be maintained separately pursuant to the terms of each Plan Year’s Deferral Commitment. For each such Plan Year’s Deferral Commitment, a Participant may maintain: d) a Company Contribution Account; e) a Retirement Account; and f) an In-Service Account. 2. Section 2.8 of the Plan is hereby amended to read in its entirety as follows:

Page 2 “2.8. Deferral Commitment. "Deferral Commitment" means a commitment made by a Participant to defer a portion of Compensation as set forth in Article III, and as permitted by the Committee in its sole discretion. The Deferral Commitment shall apply to each payment of Compensation payable to a Participant, and the Committee is empowered to group the various types of Compensation together for purposes of effecting the election to defer. By way of example: the Committee may apply the election to defer "salary" to salary, commissions, and any other regularly occurring form of compensation; or the Committee may apply the election to defer "bonus" to annual bonuses, short-term bonus, and other forms of incentive-based compensation. The Deferral Commitment shall specify the Account or Accounts to which the Compensation deferred shall be credited. Such designation shall be made in the form of a whole percentage, or as may otherwise be permitted by the Committee. Any Deferral Commitment shall be made in a form and at a time deemed acceptable to the Committee. For Deferral Commitments submitted to the Committee prior to August 1, 2024, the Deferral Commitment shall also contain a Distribution Election for: (a) the Company Contribution Account, upon the Participant’s initial enrollment in the Plan and as to the form of payment only; (b) the Retirement Account, upon the Participant’s initial enrollment in the Plan, and as to the form of payment only; and (c) each In-Service Account that is initially established under the terms of such Deferral Commitment, the date when such Account is paid or commences payment and the form in which payments from such Account will be made. For Deferral Commitments submitted to the Committee on or after August 1, 2024, and with respect to Company Contributions credited with respect to Plan Years commencing on or after January 1, 2025, each such Deferral Commitment shall contain a Distribution Election for the amounts deferred under such Deferral Commitment and for Company Contributions credited with respect to the Plan Year identified in such Deferral Commitment. A separate Distribution Election shall be made for: (d) the Company Contribution Account established for such Plan Year, as to the form of payment only; (e) the deferrals allocated to the Retirement Account and the form of payment for such Account; and (f) the deferrals, if any, allocated to the In-Service Account established by the Participant, as to the date when such Account is paid or commences payment and the form in which payments from such Account will be made. 3. Section 3.2(b) of the Plan is hereby amended to read in its entirety as follows: “b) Deferral Amounts; Accounts. A Deferral Commitment shall specify the amount of the Participant’s Compensation to be deferred during the performance period(s) set forth in the Deferral Commitment and shall designate the portion of each such Compensation source that shall be allocated among the Participant’s Retirement Account and the In-Service Account, if any, established under such Deferral Commitment For Deferral Commitments submitted to the Committee prior to August 1, 2024,the Deferral

Page 3 Commitment shall specify the amount of the Participant’s Compensation to be deferred during the performance period(s) set forth in the Deferral Commitment and shall allocate such amounts among the Participant’s Retirement Account and/or any In-Service Accounts established by the Participant under the current or any prior Deferral Commitment. No amounts shall be deferred into an In-Service Account during a Deferral Period when amounts are scheduled to be made from such Account and until such time as that entire Account balance has been completely distributed. Any such unallocated amounts shall be allocated in accordance with the default account allocation rules set forth in Section 3.6. Notwithstanding anything to the contrary herein, for purposes of this Plan only, base salary attributable to the final pay period of any calendar year shall be deemed to be earned in the subsequent calendar year, provided the amounts are in fact paid (or payable) in the subsequent calendar year under the Company's normal compensation practices. The Participant shall set forth the amount to be deferred in the manner provided by the Committee.” Except as amended hereby, the terms of the Plan shall remain in full force and effect. CONSTELLIUM US HOLDINGS I, LLC BY: NAME: Rina Teran ITS: VP & Secretary DATE: October 29, 2024